UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C 20549

                              FORM 8-K



Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 29, 1997

Commission file Number     0-15435

                      First Entertainment, Inc.
          (Exact name of registrant as specified in its charter.)

           Colorado                     84-0974303
(State or other jurisdiction of      (I.R.S. Employer
incorporated or organization)        Identification No.)

1999 Broadway, Suite 3135                     80202
(Address of principal executive offices            (Zip Code)

Registrant's telephone number, including area code:
(303) 382-1235



                             FORM 8-K

                          CURRENT REPORT
                  Pursuant to Section 13 or 15(d)
                   of the Securities Act of 1934

Item 1. Changes in Control of Registrant.
             Not Applicable

Item 2. Acquisition or Disposition of Assets.
             Not Applicable

Item 3. Bankruptcy or Receivership.
             Not Applicable

Item 4. Changes in Registrant's Certifying Accountant
             Not Applicable

Item 5. Other Events
        Change of Address

        First Entertainment, Inc.
        1999 Broadway, Suite 3135
        Denver, CO  80202


Item 6. Resignation of Registant's Directors.
           Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
           Not Applicable

Item 8. Change in Fiscal Year.
           Not Applicable


                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly autorized.




                           FIRST ENTERTAINMENT, INC.





                           By:______________________
                              A.B. Goldberg
                              President



Dated: August 29, 1997